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                                                                    EXHIBIT 10



                                 ARTHUR ANDERSEN LLP



                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-60702 for Hartford Life and Annuity Insurance Company Putnam Capital Manager Trust Separate Account Two on Form N-4.


                                                  /s/ Arthur Andersen LLP

Hartford, Connecticut
April 12, 1999